Exhibit 10.1

FORM OF

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of  August     , 2011 by and among Liqtech USA, Inc., a Delaware corporation (the “Company”), and the purchaser(s) identified on the signature pages hereto (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) and Section 4(6), of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the “Offering”), and the Purchasers, severally and not jointly, desire to purchase from the Company, in the aggregate, not less than forty-eight (48) units (the “Minimum Units”) and up to sixty three (63) units of the Company (the "Maximum Units"), with each “unit” being hereinafter referred to as a “PPO Unit” and with each PPO Unit consisting of (i) 40 shares of the Common Stock, par value $.001 per share of the Company ("Company Common Stock") and (ii) a five year warrant to purchase 20 shares of Company Common Stock at an exercise price of $1,500 per share substantially in the form of Exhibit 1 hereto (with each such warrant being hereinafter referred to as a “PPO Warrant”), with the purchase price of each PPO Unit being $100,000;

WHEREAS, immediately following the Closing (as defined below) of the Offering, the Company (1) (i) will acquire all of the outstanding shares of the capital stock of Liqtech A/S, a corporation organized under the laws of the Kingdom of Denmark ("Target") (ii)  will acquire all of the outstanding shares of Cometas A/S a corporation organized under the laws of the Kingdom of Denmark ("Cometas"), not currently owned by Target (iii) will acquire all of the outstanding shares of Liqtech NA corp., a Minnesota corporation not currently owned by Target (“Liqtech Minnesota’) and (2) immediately thereafter enter into a business combination with Blue Moose Media, Inc. a Nevada corporation ("Parent") and a wholly-owned subsidiary of the Parent (the “Merger”) pursuant to which, among other things, each PPO Unit shall be exchanged as follows: (i) each share of Company Common Stock shall be exchanged for 1,000 shares of the Parent’s common stock, $.001 par value per share (each share of the Parent’s common stock being hereinafter referred to as a share of “Parent Common Stock” and (ii) each PPO Warrant shall be exchanged for a warrant issued by the Parent to purchase 20,000 shares of Parent Common Stock, exercisable for a period of five years at an exercise price of One Dollar and Fifty Cents ($1.50) per share of Parent Common Stock, (with each such warrant to be issued by the Parent in exchange for the PPO Warrants being hereinafter referred to as a “PPO Conversion Warrant”); and with each of the PPO Units, the PPO Warrants, the PPO Shares, the PPO Conversion Warrants, and the shares of Parent Common Stock issuable upon exercise of the PPO Conversion Warrants being hereinafter collectively referred to as the “Securities”.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company, and each of the Purchasers agree as follows:

A.

Purchase and Sale

(1)

Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of PPO Units set forth on such Purchaser’s signature page to this Agreement.  The Closing shall take place at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, New York, New York 10022, on the Closing Date or at such other location or time as the parties may agree (the “Closing”).  “Closing Date” means the business day on which all of the conditions set forth in Sections D(1) and D(2) hereof are satisfied or waived, or such other date as the parties may mutually agree in writing.

(2)

Each Purchaser hereby delivers to the Company the aggregate purchase price for the PPO Units to be purchased by such Purchaser (the ”Investment Amount”) as set forth on the signature page of such Purchaser hereto, by certified or bank check or by a wire transfer, in the amount of the aggregate purchase price in the manner provided in the instructions set forth on Schedule A attached hereto.

(3)

Funds received pursuant to Section A(2) shall promptly be deposited in a non-interest bearing segregated escrow account maintained for the Offering by Escrow Specialists (the “Escrow Agent”) as escrow agent for Liqtech USA, Inc., 5330 South 900 East, Suite 180, Salt Lake City, Utah 84117 to be disbursed in accordance with the conditions attached hereto as Exhibit B(the "Disbursement Conditions").  If this Agreement is not accepted by the Company with respect to any Purchaser or if the Offering is terminated as provided herein, the funds held for such Purchaser will be promptly returned without interest or set-off.

(4)

The PPO Units to be issued to a Purchaser hereunder shall consist of such number of PPO Units as have been subscribed and paid for by each Purchaser.

(5)

The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for PPO Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription.  The Company shall have no obligation hereunder until the Company shall execute and deliver to the Subscriber an executed copy of this Agreement.  If this subscription is rejected in whole, or the Offering is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

B.

Representations and Warranties of each Purchaser

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as of the date hereof and as of the Closing Date, and agrees with the Company as follows:

(1)

The Purchaser has carefully read this Agreement, and the Transaction Overview, the Liqtech Business Plan dated July 26, 2011, Risk Factors, and Audited Financial Statements copies of which are annexed hereto (the “Disclosure Materials”), and the form of PPO Warrant attached hereto as Exhibit 1 (collectively the “Offering Documents”), and is familiar with and understands the terms of the Offering,  The Purchaser fully understands all of the risks related to the purchase of the Securities.  The Purchaser has carefully considered and has discussed with the Purchaser’s professional legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Securities for the Purchaser’s particular tax and financial situation and has determined that the Securities being purchased by the Purchaser are a suitable investment for the Purchaser.  The Purchaser recognizes that an investment in the Securities involves substantial risks, including the possible loss of the entire amount of such investment.

(2)

The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser’s attorney, accountant or other advisor(s).  The Purchaser has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities.

(3)

The Purchaser and the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or Persons (as defined below) acting on behalf of the Company concerning the Company, Target, the Parent, the Offering and the Securities and all such questions have been answered to the full satisfaction of the Purchaser.  For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(4)

The Purchaser is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

(5)

If the Purchaser is a natural Person, the Purchaser has reached the age of majority in the state in which the Purchaser resides.  The Purchaser has adequate means of providing for the Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

(6)

The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities.

(7)

The Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom.  The Purchaser acknowledges that neither the offer nor sale of the Securities has been registered under the Securities Act or under the securities laws of any state.  The Purchaser represents and warrants that the Purchaser is acquiring the Securities for the Purchaser’s own account, for investment purposes and not with a view toward resale or distribution within the meaning of the Securities Act, except pursuant to sales registered or exempted under the Securities Act.  The Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 (as defined below) and (ii) the Company has no obligation to register the Securities purchased hereunder.

(8)

The Purchaser acknowledges that any certificates or other evidence that may be issued representing the Securities shall bear any legend required by the securities laws of any state and be stamped or otherwise imprinted with a legend substantially in the following form:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available.

(9)

If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity:  (i) such partnership, corporation, trust, estate or other entity is duly organized and validly existing and has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity; and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

(10)

The information contained in the purchaser questionnaire in the form of Schedule C attached hereto (the “Purchaser Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects.  The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act (“Regulation D”) on the basis indicated therein,

(11)

The Purchaser acknowledges that the Parent will have the authority to issue additional shares of Parent Common Stock and other securities of Parent in excess of those being issued in connection with the Merger, and that the Parent may issue additional shares of Parent Common Stock and other securities of Parent from time to time, which may cause dilution of the existing shares of Parent Common Stock and a decrease in the market price of such existing shares of Parent Common Stock.

(12)

The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(13)

The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(14)

This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and shall constitute the legal, valid and binding obligations of such Purchaser enforceable against the Purchaser in accordance its terms.

C.

Representations and Warranties of the Company

The Company hereby makes the following representations and warranties to the Purchasers.

(1)

Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted.  The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary.

(2)

Capitalization.

After the acquisition of Target and the subsequent consummation of the Merger, (i) the Parent will be the owner of 100% of the equity interests of the Company, Target, Cometas and Liqtech Minnesota and (ii) assuming the Maximum Units are sold, (a) there will be 21,600,000 shares of Parent Common Stock outstanding; (b) there will be warrants to purchase 6,500,000 shares of Parent Common Stock at an exercise price of $1.50 per share outstanding; and (c) there will be no other options, warrants, calls, rights, commitments or agreements of any character to which the Parent is a party or by which either the Parent is bound or obligating the Parent to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Parent or obligating the Parent to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

(3)

Issuance of Securities.  The issuance of the Company Common Stock and the PPO Warrants has been duly and validly authorized by all necessary action and no further action is required by the Company or its members or managers in connection therewith.  The PPO Units, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable securities of the Company consisting of Company Common Stock and PPO Warrants.  The issuance of the Company Common Stock and the PPO Warrants contained therein, have been duly and validly authorized by all necessary action and no further action is required by the Company in connection therewith.

(4)

Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company has been taken and no further action is required by the Company in connection therewith.  This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

(5)

No Conflict; Governmental and Other Consents.

(a)

The execution and delivery by the Company of this Agreement, the issuance of the Securities by the Company, and the consummation of the transactions contemplated hereby will not result in the violation (i) assuming the accuracy of the representations and warranties of each Purchaser, of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or (ii) of any provision of the Certificate of Incorporation or By-laws of the Company.

(b)

Assuming the accuracy of the representations and warranties of each Purchaser party hereto, no consent, approval, authorization or other order of any governmental authority or stock exchange, or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such post-Closing filings as may be required to be made with the SEC, and with any state or foreign “Blue Sky” or securities regulatory authority.

(6)

Certain Fees.  No brokers’, finders’ or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

(7)

No Integrated Offering.  Neither the Company, nor, to its knowledge, any of its affiliates or other Person acting on the Company’s behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act, when integration would cause the Offering not to be exempt from the registration requirements of Section 5 of the Securities Act.

(8)

No General Solicitation.  Neither the Company nor, to its knowledge, any Person acting on behalf of the Company, has offered or sold any of the Securities by any form of “general solicitation” within the meaning of Rule 502 under the Securities Act.  To the knowledge of the Company, no Person acting on its behalf has offered the Securities for sale other than to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

D.

Conditions to Closing; Termination

(1)

Conditions Precedent to the Obligations of the Purchasers to Purchase Securities.  The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

(a)

The representations and warranties of the Company contained herein shall be true and correct in all material respects;

(b)

The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c)

No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Offering Documents;

(d)

The Purchasers shall have subscribed and paid for at least the Minimum Units;

(e)

The Company shall simultaneously acquire Target, and Target shall own 100% of the outstanding equity securities of Cometas and Liqtech Minnesota

(f)

The Company and the Parent shall simultaneously consummate the Merge and complete the transactions contemplated by the Agreement and Plan of Merger and Reorganization by and among the Parent, the Company, and a wholly owned subsidiary of the Parent; and

(g)

The Company shall have delivered the shares of Company Common Stock and PPO Warrants to the Purchaser.

(2)

Conditions Precedent to the Obligations of the Company to sell Securities.  The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)

The representations and warranties of each Purchaser contained herein shall be true and correct in all material respects;

(b)

Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing;

(c)

No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Offering Documents;

(d)

The Purchasers shall have subscribed and paid for at least the Minimum Units;

(e)

The Company and the Parent shall simultaneously consummate the Merger and complete the transactions contemplated by the Agreement and Plan of Merger and Reorganization by and among the Parent, the Company, and a wholly owned subsidiary of the Parent; and

(f)

Each Purchaser shall have delivered its Investment Amount in accordance with Section A(2).

(3)

Termination. This Agreement may be terminated prior to Closing:

(a)

By written agreement of the Purchasers and the Company; and

(b)

By the Company or a Purchaser (as to itself but no other Purchaser) upon written notice to the other, if the Closing shall not have taken place by 5:00 p.m. Eastern time on or before September 30, 2011; provided, that the right to terminate this Agreement under this Section D(3) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

In the event of a termination pursuant to Section D(3)(a), the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section D(3), the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Purchaser will have any liability to any other Purchaser under the Offering Documents as a result thereof.

E.

Appointment

(1)

Each Purchaser hereby appoints David Nemelka as such Purchaser's representative (the "Purchasers' Representative") for the sole purpose of determining that to the best of his knowledge the conditions set forth in Section D (1) have been met.

(2)

The Purchasers' Representative shall not be liable for any action taken or omitted to be taken by him except for his own gross negligence or willful misconduct.  Without limiting the generality of the preceding sentence, the Purchasers' Representative (i) shall have no duties or responsibilities except those expressly set forth herein, and shall not by reason  hereof be a trustee or fiduciary for any Purchaser; (ii) shall not be responsible to any Purchaser for any recitals, statements, representations, or warranties contained herein; and (iii) shall incur no liability by acting upon any notice, consent, certificate, or other instrument or writing believed by the Purchasers' Representative to be genuine and signed or sent by the proper party or parties.

F.

Miscellaneous

(1)

All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the Person or Persons may require.

(2)

All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iii) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

(a)

if to the Company, to it at:

Liqtech USA, Inc.

c/o Neil Persh

888 Seventh Avenue, 40th Floor

New York, NY 10109

or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

Morse, Zelnick, Rose & Lander, LLP

405 Park Avenue

Suite 1401

New York, NY 10022

Attn: George Lander, Esq.

(b)

if to a Purchaser, to it at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

(3)

This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

(4)

Failure of the Company or the Parent to exercise any right or remedy under this Agreement or any other agreement among the Company, the Parent and the Purchaser, or otherwise, or delay by the Company or the Parent in exercising such right or remedy, will not operate as a waiver thereof.  No waiver by the Company or the Parent will be effective unless and until it is in writing and signed by the Company or the Parent, as the case may be.

(5)

This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York.

(6)

If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(7)

The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder, except as may result from the actions of any such Purchaser other than through the execution hereof.  Nothing contained herein solely by virtue of being contained herein shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any similar entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

(8)

This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

(9)

This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(10)

The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(11)

No provision of this Agreement may be amended other than by an instrument in writing signed by the Company, and the Purchasers holding or being obligated to purchase at least a majority of the PPO Units.

 [Signature Pages to Follow]

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of PPO Units exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.

Investment Amount:  $__________

2.

Number of PPO Units Purchased:  ________

______________________________

______________________________

Signature of Purchaser

Signature of Joint Purchaser

(and title, if applicable)

(if any)

______________________________

______________________________

Taxpayer Identification or Social

Taxpayer Identification or Social

Security Number

Security Number of Joint Purchaser (if any)

______________________________

Name (please print as name will appear

on stock certificate)

______________________________

Number and Street

______________________________

City, State

Zip Code

ACCEPTED BY:

LIQTECH USA, INC.

By:

___________________

Neil Persh, President

SCHEDULE A

1.

EXECUTED DOCUMENTS SHOULD BE MAILED TO:

Morse, Zelnick, Rose & Lander, LLP

405 Park Avenue

Suite 1401

New York, NY 10022

Attn: George Lander, Esq.

2.

CERTIFIED OR BANK CASHIER'S CHECKS SHOULD BE MADE PAYABLE AND SENT TO:

Escrow Specialists as Escrow Agent for Liqtech USA, Inc.

5330 South 900 East, Suite 180

Salt Lake City, Utah 84117

3.

IF YOU ARE WIRING FUNDS, THE FUNDS SHOULD BE WIRED AS FOLLOWS:

Bank of Utah

2605 Washington Blvd.

Ogden, UT 84401

ABA Number: 124300107

For the account of:

Escrow Specialists

Account Number: 03041794

Please reference the following information on the wire:

Customer Name

Escrow Specialists Account # 25984

Liqtech USA Inc. Escrow

SCHEDULE B

DISBURSEMENT CONDITIONS

The disbursement conditions shall be deemed to have been met when the Escrow Agent has been provided with the following: (a) an Officer’s Certificate signed by the President of the Company as follows: (i) the conditions in Section D (1)(a), (b) and (c) of the Agreement have been satisfied; (ii) the Company has in its possession all documents required to complete the acquisition of the Target, Cometas and Liqtech Minnesota and, subject to the Company’s receipt from the Escrow Agent of the proceeds from the sale of at least the Minimum Units, all conditions to the completion of such acquisitions will be satisfied; (iii)   the Company has in its possession all documents required to complete the transactions contemplated by the Agreement and Plan of Merger and Reorganization among the Company, the Parent  and a wholly owned subsidiary of Parent, including the Merger and, subject to the Company’s receipt from the Escrow Agent of the proceeds from the sale of at least the Minimum Units, all conditions to the completion of such transactions and the Merger will be satisfied; (b) written notice from the Purchasers' Representative that to the best of his knowledge the conditions set forth in Section D(1) have been met.

3

SCHEDULE C

Liqtech USA, Inc.

Confidential Purchaser Questionnaire

Before any sale of securities by Liqtech USA, Inc. can be made to you, this Questionnaire must be completed and returned to: _________________________________________________________________________.

1.

IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A); IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B)

A.  INDIVIDUAL IDENTIFICATION QUESTIONS

Name

Residence Address

Home Telephone Number

(    )

Fax Number (    )

Date of Birth

Social Security Number

B.  IDENTIFICATION QUESTIONS FOR ENTITIES

Name

Address of Principal
 Place of Business

State (or Country) of Formation
 or Incorporation

Contact Person

Telephone Number (    )

Type of Entity
 (corporation, partnership,
  trust, etc.)

Was entity formed for the purpose of this investment?

Yes      . No      .

2.

DESCRIPTION OF INVESTOR

The following information is required to ascertain whether you would be deemed an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.  Please check whether you are any of the following:

      .

a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment

      .

private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives

      .

a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958

      .

an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act

      .

a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated Person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire

      .

a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity

      .

an insurance company as defined in Section 2(13) of the Securities Act of 1933

      .

an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is  either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a Person who is an accredited investor and who completed Part I of this questionnaire;

4

      .

a charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000

      .

an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents

      .

a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934

      .

a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees

      .

an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000 and who reasonably excepts that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000

      .

an individual whose net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000 (exclusive of the value of your principal place of residence)

      .

an entity in which all of the equity owners are accredited investors (If checked all equity owners must complete a copy of this Questionnaire).

3.

SIGNATURE

The above information is true and correct.  The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D and Regulation S promulgated thereunder.  The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed  at ___________________, on this ____ day of ________, 2011

(Signature

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